UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 31, 2009, Celgene Corporation announced Sol J. Barer, Ph.D., Chairman and Chief Executive Officer of Celgene will provide an overview of corporate developments and outlook for 2009 milestones at the 4th Annual Citi Biotech Day. During 2009, Celgene expects to advance multiple clinical, regulatory, commercial and financial initiatives in all areas of its global operations, underscored by the recent launch of VIDAZA® in the European Union and globalization of Celgene sales and operations in more than 70 countries.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 – Press Release dated March 31, 2009

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: April 1, 2009	By:	/s/ David W. Gryska
Name: David W. Gryska Title: Senior Vice President and Chief Financial Officer